UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2003

BADGER STATE ETHANOL, LLC

(Exact name of registrant as specified in its charter)

Wisconsin	333-50568	39-1996522
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 West 17th Street Monroe, WI		53566
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (608) 329-3900

Not Applicable

(Former name or former address, if changed since last year)

Item 5.  Other Events.

Badger State Ethanol, LLC is filing as Exhibit 99.1 to this Form 8-K its Newsletter dated September 1, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER STATE ETHANOL, LLC

By:	/s/ Gary L. Kramer
Gary L. Kramer
President and General Manager

Date:  October 20, 2003

EXHIBIT INDEX

Exhibit 99.1	Newsletter